Supplement dated May 1, 2019
to the Prospectus(as supplemented) of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Minnesota Tax-Exempt Fund (the Fund)	12/1/2018
Effective immediately, the portfolio manager table under the caption “Fund Management” in the "Summary of the Fund" section and under the caption “Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Douglas J. White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2018
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Portfolio Manager	2007
Anders Myhran, CFA	Portfolio Manager	Portfolio Manager	2016
The rest of each section remains the same.
Shareholders should retain this Supplement for future reference.
SUP199_07_003_(05/19)